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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of Earliest Event Reported):
                                DECEMBER 4, 1996


                                KITTY HAWK, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   State of Delaware                   0-25202                  75-2564006
(STATE OF INCORPORATION)        (COMMISSION FILE NO.)          (IRS EMPLOYER
                                                            IDENTIFICATION NO.)


                             1515 West 20th Street
                                P.O. Box 612787
              Dallas/Fort Worth International Airport, Texas 75261
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

      Registrant's telephone number, including area code:  (972) 456-2200

                                 Not Applicable
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 8. CHANGE IN FISCAL YEAR.

       On December 4, 1996, the Registrant's Board of Directors adopted a resolution changing the Registrant's fiscal year end from August 31 to December
31. In accordance with Rule 13a-10 promulgated pursuant to the Securities and Exchange Act of 1934, as amended, the Registrant intends to file a transition report on Form 10-K for the transition period September 1, 1996 to December 31, 1996.



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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      KITTY HAWK, INC.



Date: December 17, 1996               By: /s/ Richard R. Wadsworth
                                         ------------------------------------
                                         Name:  Richard R. Wadsworth
                                         Title: Senior Vice President --
                                                Finance, Chief Financial
                                                Officer and Secretary





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